UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 6, 2013

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware	File No. 000-50886	59-3778247
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Bleecker Street, 6th Floor, New York, New York 10012

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
SIGNATURES
Exhibit 2.1

Item 1.01. Entry into a Material Definitive Agreement.

First Amendment to Agreement and Plan of Merger

On March 6, 2013, Virgin Media Inc., a Delaware corporation (“Virgin Media” or the “Company”), entered into an amendment (the “Amendment”)  to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 5, 2013, with Liberty Global, Inc., a Delaware corporation (“Liberty Global”), Liberty Global Corporation Limited (formerly named Lynx Europe Limited), a private limited company incorporated under English law and a wholly-owned subsidiary of Liberty Global (“UK Holdco”), Lynx US MergerCo 1 LLC, a Delaware limited liability company and a wholly-owned subsidiary of Liberty Global (“Lynx Merger Sub 1”), Lynx US MergerCo 2 LLC, a Delaware limited liability company and a wholly-owned subsidiary of Lynx Merger Sub 1, Viper US MergerCo 1 LLC, a Delaware limited liability company and an indirectly wholly-owned subsidiary of UK Holdco (“Viper Merger Sub 1”) and Viper US MergerCo 2 LLC, a Delaware limited liability company and a wholly-owned subsidiary of Viper Merger Sub 1.

The Amendment provides that Virgin Media stock options and stock units granted in 2013 (and converting into Liberty Global equivalent awards) will not vest on an accelerated basis if the holder is subject to an Involuntary Termination (as defined in the Merger Agreement).  In addition, holders of converted stock options granted prior to 2013 will have up to two years to exercise following an Involuntary Termination on or prior to December 31, 2014 if certain service criteria are satisfied.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Forward-Looking Statements

Various statements contained or incorporated by reference in this document constitute “forward-looking statements”, both with respect to the Company and its industry, that reflect the Company’s current views with respect to future events and financial performance.  Words like “believe”, “anticipate”, “should”, “intend”, “plan”, “will”, “expects”, “may”, “estimates”, “projects”, “positioned”, “strategy”, and similar expressions identify these forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, whether expressed or implied, to differ materially from those contained in our forward-looking statements.

These factors include the following factors relating to the proposed transaction:

•                  The ability to obtain governmental and regulatory approvals of the transaction on a timely basis;

•                  Failure to realize the anticipated benefits and synergies of the transaction, including as a result of a delay in completing the transaction or an increase in costs associated with integration or a delay or difficulty in integrating the businesses of Virgin Media and Liberty Global;

•                  Limitation on the ability of UK Holdco, Liberty Global and/or Virgin Media to incur new debt in connection with the transaction;

•                  Any disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers;

•                  The outcome of litigation which may arise in connection with the transaction;

•                  Failure to receive the approval of the stockholders of either Liberty Global or Virgin Media for the transaction; and

•                  The impact of legislative, regulatory and competitive changes and other risk factors relating to the industry in which Virgin Media and Liberty Global operate, as detailed from time to time in the reports of Virgin Media and Liberty Global filed with the SEC.

In addition, factors relating to the ordinary course operation of the Company’s business are discussed under “Risk Factors” and elsewhere in the Company’s annual report on Form 10-K for the year ended December 31, 2012, or the 2012 Annual Report, as filed with the U.S. Securities and Exchange Commission, or SEC, on February 7, 2013.  The Company assumes no obligation to update its forward-looking statements to reflect actual results, changes in assumptions or changes in factors affecting these statements.  The Company cautions that the foregoing list of important factors that that may affect future results is not exhaustive.

Additional Information

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. UK Holdco will file a registration statement with the SEC, which will include a joint proxy statement of Virgin Media and Liberty Global.  VIRGIN MEDIA STOCKHOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT/JOINT PROXY STATEMENT WHEN IT BECOMES AVAILABLE (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.   Investors may obtain a free copy of the registration statement/joint proxy statement (when it becomes available) and other relevant documents filed by Liberty Global and Virgin Media with the SEC at the SEC’s Web site at http://www.sec.gov.  The joint proxy statement and such other documents filed by Virgin Media with the SEC may also be obtained for free from the Investor Relations section of Virgin Media’s web site (www.virginmedia.com) or by directing a request to Virgin Media Limited, Communications House, Bartley Wood Business Park, Bartley Way, Hook, RG27 9UP, United Kingdom, Attention: Investor Relations.  Copies of documents filed by Liberty Global with the SEC may also be obtained for free from the Investor Relations section of Liberty Global’s website (www.lgi.com) or by directing a request to Liberty Global, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations.

Virgin Media and Liberty Global and their respective directors, executive officers and other members of their respective management and employees are deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the proposed transaction.  Information concerning the interests of Virgin Media’s participants in the solicitation, which may be different than those of Virgin Media’s stockholders generally, is set forth in Virgin Media’s proxy statement relating to its 2012 annual meeting of stockholders filed with the SEC on April 30, 2012.  Information concerning the interests of Liberty Global’s participants in the solicitation, which may be different than those of Liberty Global’s stockholders generally, is set forth in Liberty Global’s proxy statement relating to its 2012 annual meeting of stockholders filed with the SEC on April 27, 2012.  Additional information regarding the interests of those deemed participants in the proposed transaction will be included in the registration statement/joint proxy statement to be filed with the SEC in connection with the proposed transaction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1

Amendment No. 1, dated as of March 6, 2013, to the Agreement and Plan of Merger, dated as of February 5, 2013, among Virgin Media Inc., Liberty Global, Inc., Liberty Global Corporation Limited (formerly named Lynx Europe Limited), Lynx US MergerCo 1 LLC, Lynx US MergerCo 2 LLC, Viper US MergerCo 1 LLC and Viper US MergerCo 2 LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2013

VIRGIN MEDIA INC.

	By:	/s/ Catherine Moroz
	Name:	Catherine Moroz
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit	Description
2.1

Amendment No. 1, dated as of March 6, 2013 to the Agreement and Plan of Merger, dated as of February 5, 2013, among Virgin Media Inc., Liberty Global, Inc., Liberty Global Corporation Limited (formerly named Lynx Europe Limited), Lynx US MergerCo 1 LLC, Lynx US MergerCo 2 LLC, Viper US MergerCo 1 LLC and Viper US MergerCo 2 LLC.